                                                                    EXHIBIT 10.2

                       TUBOSCOPE VETCO INTERNATIONAL INC.
                           401(k) THRIFT SAVINGS PLAN

              (As Amended and Restated Effective January 1, 1993)

                       TUBOSCOPE VETCO INTERNATIONAL INC.
                           401(k) THRIFT SAVINGS PLAN

              (As Amended and Restated Effective January 1, 1993)


                                     INDEX

                                                                            Page

ARTICLE I      DEFINITIONS..............................................      2
Section:
    1.1        General..................................................      2
    1.2        Account or Account(s)....................................      2
    1.3        Active Participant.......................................      2
    1.4        Administrator............................................      2
    1.5        Annual Addition..........................................      2
    1.6        Beneficiary..............................................      3
    1.7        Board....................................................      3
    1.8        Break in Service Year....................................      3
    1.9        Code.....................................................      3
    1.10       Company; Company Affiliate...............................      3
    1.11       Company Contributions Account............................      4
    1.12       Compensation.............................................      4
    1.13       Contribution Percentage..................................      4
    1.14       Deferral Percentage......................................      5
    1.15       Deferred Compensation....................................      5
    1.16       Deferred Compensation Account............................      5
    1.17       Denominator Compensation.................................      6
    1.18       Disability Retirement....................................      6
    1.19       Disability Retirement Date...............................      6
    1.20       Employee.................................................      6
    1.21       ERISA....................................................      6
    1.22       Highly Compensated Employee..............................      6
    1.23       Hour of Service..........................................      8
    1.24       Military Leave...........................................     10
    1.25       Normal Retirement........................................     10
    1.26       Normal Retirement Date...................................     10
    1.27       Participant..............................................     10
    1.28       Payday...................................................     10
    1.29       Personal Contributions Account...........................     10
    1.30       Plan.....................................................     10
    1.31       Plan Representative......................................     10

                                      (i)

    1.32       Plan Year...............................................      10
    1.33       Prior Plan..............................................      10
    1.34       Rules of the Plan.......................................      11
    1.35       Separation from the Service.............................      10
    1.36       Spousal Consent.........................................      11
    1.37       Spouse; Surviving Spouse................................      11
    1.38       Statutory Compensation..................................      11
    1.39       Trust...................................................      12
    1.40       Trust Agreement.........................................      12
    1.41       Trust Fund..............................................      12
    1.42       Trustee.................................................      12
    1.43       Vested..................................................      12
    1.44       Year of Vesting Service.................................      12
    1.45       Rollover Account........................................      13

ARTICLE II     ELIGIBILITY.............................................      13
Section:
    2.1        Requirements for Participation..........................      13
    2.2        Notice of Participation.................................      14
    2.3        Enrollment Form.........................................      14
    2.4        Inactive Status.........................................      14

ARTICLE III    PARTICIPANTS' DEFERRALS.................................      15
Section:
    3.1        Deferral of Compensation................................      15
    3.2        Suspension of Deferral..................................      15
    3.3        Commencement, Resumption or Change of Deferred
               Compensation............................................      15
    3.4        Withdrawals from Deferred Compensation Account..........      15
    3.5        Other Distributions Prohibited..........................      16

ARTICLE IV     CONTRIBUTIONS OF PARTICIPANTS...........................      16
Section:
    4.1        Voluntary Personal Contributions........................      16
    4.2        Change, Commencement, Discontinuance or Resumption of
               Personal Contributions..................................      16
    4.3        Withholding of Personal Contributions...................      17
    4.4        Personal Contributions Account..........................      17
    4.5        Deposit in Trust........................................      17
    4.6        Withdrawals from Personal Contributions Account.........      17

                                     (ii)

ARTICLE V      CONTRIBUTIONS OF THE COMPANY............................      17
Section:
    5.1        Determination of Annual Contribution....................      17
    5.2        Maximum Annual Contribution.............................      18
    5.3        Contribution Date.......................................      18

ARTICLE VI     PARTICIPATION IN COMPANY CONTRIBUTIONS AND
               FORFEITURES.............................................      19
Section:
    6.1        Deferred Compensation Account...........................      19
    6.2        Company Contributions Account...........................      19
    6.3        Allocation of Company Contributions.....................      19
    6.4        Allocation of Forfeitures...............................      19
    6.5        Deferral Percentage Fail-Safe Provisions................      19
    6.6        Contribution Percentage Fail-Safe Provisions............      20

ARTICLE VII    VALUATION OF THE TRUST FUND AND ACCOUNTS................      21
Section:
    7.1        Determination of Values.................................      21
    7.2        Allocation of Values....................................      22
    7.3        Applicability of Account Values.........................      22
    7.4        Recognition of Different Investment Funds...............      22

ARTICLE VIII   VESTING OF INTERESTS....................................      23
Section:
    8.1        Vesting of Accounts.....................................      23
    8.2        Additional Vesting of Accounts..........................      23
    8.3        Accrued Benefit of Highly Compensated Employees.........      24

ARTICLE IX     EMPLOYMENT AFTER NORMAL RETIREMENT DATE.................      24
Section:
    9.1        Continuation of Employment..............................      24
    9.2        Continuation of Participation...........................      24

ARTICLE X      BENEFITS UPON RETIREMENT................................      25
Section:
    10.1       Normal or Disability Retirement.........................      25
    10.2       Rights Upon Normal or Disability Retirement.............      25
    10.3       Distribution of Accounts................................      25

ARTICLE XI     BENEFITS UPON DEATH.....................................      25
Section:
    11.1       Designation of Beneficiary..............................      25

                                     (iii)

    11.2       Distribution on Death........................................ 26

ARTICLE XII    BENEFITS UPON RESIGNATION OR DISCHARGE....................... 26
Section:
    12.1       Distribution on Resignation or Discharge..................... 26
    12.2       Forfeitures.................................................. 27
    12.3       Restoration of Forfeitures................................... 27

ARTICLE XIII   TOP-HEAVY PROVISIONS......................................... 27
Section:
    13.1       Top-Heavy Determination...................................... 27
    13.2       Minimum Benefits............................................. 30
    13.3       Limitation on Benefits....................................... 30

ARTICLE XIV    ADMINISTRATIVE PROVISIONS.................................... 30
Section:
    14.1       Administrative Committee..................................... 30
    14.2       Duties and Powers of the Administrative Committee............ 31
    14.3       Expenses of Administration................................... 31
    14.4       Payments..................................................... 32
    14.5       Statement to Participants.................................... 32
    14.6       Inspection of Records........................................ 33
    14.7       Claims Procedure............................................. 33
    14.8       Conflicting Claims........................................... 34
    14.9       Effect of Delay or Failure to Ascertain Amount
               Distributable or to Locate Distribute........................ 34
    14.10      Service of Process........................................... 35
    14.11      Limitations Upon Powers of the Administrative Committee...... 35
    14.12      Effect of Administrative Committee Action.................... 35
    14.13      Loans........................................................ 35
    14.14      Distributions Pursuant to Qualified Domestic Relations Order. 37
    14.15      Contributions to Rollover Accounts........................... 37

ARTICLE XV     TERMINATION, DISCONTINUANCE, AMENDMENT,
               MERGER OF PLAN............................................... 38
Section:
    15.1       Termination of Plan; Discontinuance of Contributions......... 38
    15.2       Amendment of Plan............................................ 39
    15.3       Retroactive Effect of Plan Amendment......................... 39
    15.4       Consolidation or Merger; Adoption of Plan by Other Companies. 40

ARTICLE XVI    MISCELLANEOUS PROVISIONS..................................... 40
Section:

                                     (iv)

    16.1       Identification of Fiduciaries...........................      40
    16.2       Allocation of Fiduciary Responsibilities................      41
    16.3       Limitation on Rights of Employees.......................      41
    16.4       Limitation on Annual Additions; Treatment of Otherwise
               Excessive Allocation....................................      42
    16.5       Governing Law...........................................      43
    16.6       Genders and Plurals.....................................      43
    16.7       Titles..................................................      43
    16.8       References..............................................      43

ARTICLE XVII   TRUST AGREEMENT; INVESTMENT FUNDS; INVESTMENT
               DIRECTIONS..............................................      43
Section:
    17.1       Trust Agreement.........................................      43
    17.2       Investment Funds........................................      43
    17.3       Investment Directions of Participants...................      44
    17.4       Change of Investment Directions.........................      44
    17.5       Benefits Paid Solely from Trust Fund....................      45
    17.6       Administrative Committee Directions to Trustee..........      45
    17.7       Authority to Designate Investment Manager...............      45

ARTICLE XVIII  PARTICIPANT'S RIGHT TO TRANSFER ELIGIBLE
               ROLLOVER DISTRIBUTION...................................      45
Section:
    18.1       Rule....................................................      45
    18.2       Definitions.............................................      45

                                      (v)

                       TUBOSCOPE VETCO INTERNATIONAL INC.
                           401(k) THRIFT SAVINGS PLAN

              (As Amended and Restated Effective January 1, 1993)


          Tuboscope, Inc. (now known as Tuboscope Vetco International Inc. and hereinafter referred to as the "Company"), a corporation organized under the laws of the State of Texas, by resolution of its Board of Directors adopted on May 13, 1988, the Tuboscope Inc. 401(k) Thrift Savings Plan (the "Prior Plan") for the exclusive benefit of its eligible Employees, effective as of May 13, 1988.

          Effective as of June 1, 1992, the Board of Directors of the Company authorized the amendment of the Prior Plan to change the name of the Prior Plan to the Tuboscope Vetco International Inc. 401(k) Thrift Savings Plan (the "Plan").

          The Plan was subsequently amended and restated effective as of May 13, 1988, to incorporate Amendments One through Seven to such Plan, and to reflect statutory provisions in effect through December 31, 1992.

          Effective as of January 1, 1993, the Board of Directors of the Company authorized this amendment and restatement of the Plan in order to (i) incorporate all amendments to the Plan (i.e, the Eighth Amendment), (ii reflect such other Plan changes that are necessary to satisfy the requirements of the Tax Reform Act of 1986 ("TRA '86") or made desirable by changes required by TRA '86 and (ii effective January 1, 1994, to provide that Company contributions to a Participant's Company Contributions Account under Section 5.1(B) of this Plan shall be made in the form of common stock of the Company or in any other "qualifying employer security" within the meaning of Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          The purposes of the Plan are:

          (a) To permit Participants to share in the Company's success.

          (b) To stimulate and maintain among Participants a sense of responsibility, cooperative effort and a sincere interest in the progress and success of the Company.

          (c) To increase the efficiency of Participants and to encourage them to remain with the Company until retirement from active service.

          (d) To provide security for Participants by establishing a plan under which each Participant's share of Company contributions, his personal contributions, his deferrals and the earnings thereon will be invested and accumulated to create a fund to benefit him in the event of his retirement, disability or other termination of employment.

          The Plan is a profit-sharing plan which is intended to comply with the provisions of Sections 401, 401(k), 402(a) and other applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), similar provisions of applicable state law, ERISA and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended.

          The provisions of this restated Plan shall apply to a Participant who terminates employment with the Company on or after January 1, 1993. The rights and benefits, if any, of a former employee shall be determined in accordance with the provisions of the Prior Plan in effect on the date his employment terminated.

          It is also intended that disability payments received by Participants pursuant to the Plan shall qualify for exclusion from income under Section 105 of the Code.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.1  General:  Whenever any of the following terms is used in the Plan with
          -------
the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

     1.2  "Account" or "Account(s)" of a Participant or former Participant shall
           -------      ----------
mean, as the context indicates, any one or more of his Personal Contributions Account, his Deferred Compensation Account, his Company Contributions Account or his Rollover Account, if any, in the Trust Fund established in accordance with Sections 4.4, 6.1, 6.2 and 14.15, respectively.

     1.3  "Active Participant" shall mean a Participant who is an Employee.
           ------------------

     1.4  "Administrator" shall mean the Company, acting through its chief
           -------------
executive officer or his delegate, and shall include the Administrative Committee established in accordance with Section 14.1.

     1.5  "Annual Addition" of a Participant for the Plan Year in question shall
           ---------------
mean the sum of:

          (a) Company contributions and forfeitures allocated to his Company Contributions Account for that Plan Year;

          (b) Company contributions and forfeitures allocated to his Deferred Compensation Account for that Plan Year;

          (c) Company contributions and forfeitures allocated to his accounts under all other qualified defined contribution plans, if any, of the company and any Company Affiliate for the Plan Year;

          (d) His personal contributions under the Plan and all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year; and

          (e) Except for purposes of Section 16.4(A)(i), the sum of:

              (i) Company contributions allocated after March 31, 1984 to an individual medical account as defined in Code Section 415(1)(1), if any, which is maintained under a qualified pension or annuity plan; and

              (ii) Company contributions paid or accrued for Plan Years ending after December 3, 1985, if any, and allocated to the separate account of a Key Employee (as defined in Section 13.1(B)(iv)) for the purpose of providing post-retirement medical benefits.

     1.6  "Beneficiary" shall mean a person or trust properly designated by a
           -----------
Participant or former Participant to receive benefits, or such Participant's Spouse or heirs at law, as provided in Article XI.

     1.7  "Board" shall mean the Board of Directors of Tuboscope Vetco
           -----
International Inc.

     1.8  "Break in Service Year" of an Employee or former Employee shall mean
           ---------------------
any Plain Year beginning on or after the date of his first Hour of Service during which he did not have more than 500 Hours of Service.

     1.9  "Code" shall mean the Internal Revenue Code of 1986, a amended from
           ----
time to time.

     1.10 "Company; Company Affiliate"
           --------------------------

          (a) "Company" shall mean Tuboscope Vetco International Inc., any other Company Affiliate which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 15.4(C), and any successor company which continues the Plan under Section 15.4(A).

          (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or a trade or business under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c),
     (m) and 415(h).

     1.11 "Company Contributions Account" shall mean of a Participant shall mean
           -----------------------------
his individual account in the Trust Fund established in accordance with Section 6.2

     1.12 "Compensation" of a Participant for any Plan Year shall mean his total
           ------------
cash compensation paid to him in that Plan Year for services rendered to the Company as an Employee, prior to deferral of any part thereof under Article III, and exclusive of any payments not reportable by the Company on federal income tax Form W-2, any payments made to him on account of his Separation from the Service, any retirement or profit-sharing contributions or benefits, retainers, payment for temporary employment, bonuses, commissions, pay for overtime hours, incentive compensation, pay in lieu of vacations, insurance premiums or any other benefits; provided, however, that the "Compensation" of any Participant shall in no event be greater than $200,000 or such other dollar amount as may be prescribed by the Secretary of Treasury or his delegate under Code Section 401(a)(17).

          From and after January 1, 1994, in no event shall the Compensation taken into account under the Plan for any Participant exceed $150,000 or such other dollar amount as may be prescribed by the Secretary of Treasury or his delegate under Code Section 401(a)(17).

          For purposes of applying the Code Section 401(a)(17) limit on Compensation, the family unit of an Employee who either is a 5% owner or is both a highly compensation employee and one of the ten most highly compensated employees will be treated as a single Employee with one Compensation, and the Code Section 401(a)(17) limit will be allocated among the members of the family unit in proportion to the total Compensation of each member of the family unit. For this purpose, a family unit consists of the Employee who is a 5% owner or one of the ten most highly compensated employees, the Employee's spouse, and the Employee's lineal descendants who have not attained age 19 before the close of the year.

     1.13 "Contribution Percentage"
           -----------------------

          (a) "Contribution Percentage" shall mean, with respect to all Employees who are described in subsection (b) in any Plan Year the average of the decimal numbers obtained, as to each such Employee, by dividing:

              (i)  the allocations described in subsection (c); by

              (ii) his Denominator Compensation for the portion of such Plan Year during which is described in subsection (b).

          (b) An Employee is described in this subsection for such portion of any Plan Year in which he:

              (i)   is eligible to contribute to his Personal Contributions
          Account;

              (ii) is eligible to receive an allocation to his Company Contributions Account under Section 6.3(B);

              (iii) is eligible to receive an allocation to his Deferred Compensation Account, but only if the Administrative Committee elects to take such allocations into account under Section 6.6;

          (c) The allocations described in this subsection for an Employee are:

              (i)   allocations to his Personal Contributions Account;

              (ii)  allocations to his Company Contributions Account under
          Section 6.3(B); and

              (iii) allocations to his Deferred Compensation Account, but only if the Administrative Committee elects to take such allocations into account under Section 6.6;

          (d) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

     1.14 "Deferral Percentage" shall mean, with respect to each Employee who is
           -------------------
eligible to participate in the Plan during the Plan Year in question, the average of the decimal numbers obtained, as to such Employee by dividing:

          (a) the amount, if any, credited to his Deferred Compensation Account under the Plan and any other plans which are aggregated with the Plan under Code Section 401(k)(3)(A) (and, to the extent elected by the Administrative Committee under Section 6.5(B), such amounts as are allowed under Code
     Section 401(k)(3)(C)(ii)); by

          (b) his Denominator Compensation for the portion of such Plan Year during which he is eligible to participate in the Plan.

     1.15 "Deferred Compensation" of a Participant shall mean an amount
           ---------------------
contributed by the Company to the Plan for him under Section 5.1(A).

     1.16 "Deferred Compensation Account" of a Participant shall mean his
           -----------------------------
individual account in the Trust Fund established in accordance with Section 6.1.

     1.17 "Denominator Compensation"
           ------------------------

          (a) Subject to subsection (b), "Denominator Compensation" of a Participant for a Plan Year shall mean his compensation for services performed for his employer which is includable in his gross income for tax purposes for that Plan Year.

          (b) Under Section 6.5 or 6.6, the Administrative Committee may elect to treat compensation deferred under Section 3.1 which is not includable in his gross income for tax purposes but is compensation for services performed for his employer, as Denominator Compensation.

     1.18 "Disability Retirement" of a Participant shall mean his Separation
           ---------------------
from the Service authorized by the Administrative Committee upon its finding, based on competent medical evidence, that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his assigned duties.

     1.19 "Disability Retirement Date" of a Participant shall mean the date
           --------------------------
(prior to his Normal Retirement Date) fixed by the Administrative Committee for his Disability Retirement.

     1.20 "Employee" shall mean any person who renders services to the Company
           --------
in the status of an employee as the term is defined in Code Section 3121(d) including any person who is a leased employee within the meaning of Code Section 414(n)(2).

     1.21 "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

     1.22 "Highly Compensated Employee"
           ---------------------------

          (a) For any current Plan Year, a "Highly Compensated Employee," shall mean any Employee who:

              (i)   in the previous Plan Year:

                    a. was a 5% owner of the Company (within the meaning of Code Section 414(Q)(3));

                    b. had Statutory Compensation from the Company in excess of $75,000;

                    c. had Statutory Compensation from the Company in excess of $50,000 and was in group consisting of the top 20% of employees (excluding for such purpose such Employees described in Code
               Section 414(q)(8) as are excluded under the Rules of the Plan) when ranked by Statutory Compensation for the Plan Year in question; or

                    d. was an officer of the Company (not more than 50 Employees or, if less, the greater of three Employees or 10% of the Employees shall be treated as officers); and

                        1. had Statutory Compensation in excess of $45,000 (adjusted as described in Code Section 414(q)(1)(D)); or

                        2. had the greatest Statutory Compensation of any officer; or

               (ii) in the current Plan Year:

                    a.  is described in subparagraph (i)a; or

                    b. is one of the 100 employees with the greatest Statutory Compensation for such Plan Year and is described in any of subparagraphs (i)b through d.

               and any former Employee, who at the time of his Separation from the Service, or at any time after his 55th birthday, was described in paragraphs (i) or (ii).

          (b) (i) For purposes of subsection (a), any Employee who is a Spouse, or lineal ascendant or descendant (or Spouse thereof) of any Employee described in paragraph (ii), shall not be treated as a separate Employee and any Compensation paid to such Employee shall be treated as if paid to (or on behalf of) the Employee described in paragraph (ii), as described in Code Section 414(q)(6).

               (ii) An Employee is described in this paragraph in a Plan Year if he is:

                    a.  described in subparagraph (a)(i)a; or

                    b. one of the ten Employees with the greatest Statutory Compensation for such Plan Year.

          (c) For purposes of this Section, Statutory Compensation shall include compensation deferral amounts and other amounts Required to be taken into account pursuant to Code Section 414(q)(7)(B).

     1.23 "Hour of Service"
           ---------------

          (a) "Hour of Service" of an Employee shall mean the following:

               (i) Each hour for which he is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

               (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that:

                     a. no more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any such period; and

                     b. no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

               (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate.

     (b) (i) Solely for the purposes of Section 1.8, each hour in or attributable to a Plan Year during which the Employee performs no duties for the Company or a Company Affiliate (irrespective of whether he has had a Separation from the Service) due to an absence from work:

                     a.  by reason of pregnancy of the Employee;

                     b.  by reason of the birth of a child of the Employee;

                     c. by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                     d. for purposes of caring for such child for a period beginning immediately following such birth or placement;

          subject, however, to the provisions of paragraphs (ii), (iii) and
          (iv), below.

               (ii)  The hours described in paragraph (i) are:

                     a. the Hours of Service which otherwise would normally have been credited to the Employee but for such absence; or

                     b. in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence;

          provided, however, that the total number of hours treated as Hours of Service under paragraph (i) by reason of any such pregnancy or placement shall not exceed 501.

               (iii) The hours described in paragraph (ii) shall be treated as Hours of Service under paragraph (i):

                     a. only in the Plan Year in which the absence from work for such reason or purpose begins if the Employee would be prevented from incurring a Break in Service Year in such Plan Year solely because of the provisions of paragraphs (i) and (ii); or

                     b.  in any other case, in the immediately following Plan
               Year.

               (iv)  No credit for hours referred to in paragraphs (i), (ii) and
          (iii) shall be given unless the Employee furnishes to the Administrative Committee such timely information as the Administrative Committee may reasonably require to establish:

                     a. that the absence from work is for a reason or purpose referred to in paragraph (i); and

                     b.  the number of days for which there was such an absence.

          (c) Hours of Service under subsection (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. Section 2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. (S) 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

          (d) The Hours of Service of an Employee occurring prior to May 13, 1988 shall be determined by the Administrative Committee from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

     1.24 "Military Leave" shall mean any Employee who leaves the Company or a
           --------------
Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights.

     1.25 "Normal Retirement" of a Participant shall mean his Separation from
           -----------------
the Service upon his Normal Retirement Date, or after such date (except by death) as permitted under Article X.

     1.26 "Normal Retirement Date" of a Participant shall mean the last day of
           ----------------------
the Plan Year in which his 60th birthday occurs.

     1.27 "Participant" shall mean any person included in the Plan as provided
           -----------
in Article II.

     1.28 "Payday" of a Participant shall mean the regular and recurring
           ------
established day for payment of Compensation to Employees in his classification or position.

     1.29 "Personal Contributions Account" of a Participant shall mean his
           ------------------------------
individual account in the Trust Fund established in accordance with Section 4.4.

     1.30 "Plan" shall mean the Tuboscope Vetco International Inc. 401(k) Thrift
           ----
Savings Plan.

     1.31 "Plan Representative" shall mean any person or person designated by
           -------------------
the Administrative Committee in accordance with the Rules of the Plan to function in accordance with Section 1.31.

     1.32 "Plan Year" shall be the taxable year of the Company (presently
           ---------
January 1 through the last day of the following December), including all such years prior to the adoption of the Plan.

     1.33 "Prior Plan" shall mean the Tuboscope Inc. 401(k) Thrift Savings Plan
           ----------
as in effect
on December 31, 1992.

     1.34 "Rules of the Plan" shall mean the rules adopted by the Administrative
           -----------------
Committee pursuant to Section 14.2(c) for the administration, interpretation or application of the Plan.

     1.35 "Separation from the Service"
           ---------------------------

          (a) "Separation from the Service" of an Employee shall mean his resignation from or discharge by the Company or a Company Affiliate, or his death, Normal or Disability Retirement but not his transfer among the Company and Company Affiliates.

          (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that:

              (i) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be considered a discharge effective as of the commencement of such period;

              (ii) failure to return to work upon expiration of any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or before expiration of a Military Leave shall be considered a resignation effective as of the commencement of any such leave of absence, sick leave, vacation, temporary layoff or Military Leave.

     1.36 "Spousal Consent" to an election, designation or other action of a
           ---------------
Participant, shall mean the written consent thereto of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse, and, in the case of consent to a Beneficiary designation, with such designation not being changeable without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

     1.37 "Spouse; Surviving Spouse" of a Participant or former Participant
           ------------------------
shall mean the Spouse to whom he was married throughout the 365-day period ending on the date of his death; provided, however, that to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

     1.38 "Statutory Compensation" of a Participant for any Plan Year shall mean
           ----------------------
his total taxable remuneration received from the Company and all Company Affiliates in that Plan Year for services rendered as an Employee (including those items not reported on Form W-2 as determined under Treas. Reg. (S) 1.415-2(d)(1)), exclusive of:

          (a) Company and Company Affiliate contributions to a deferred compensation plan (to the extent not includable in the gross income of the Participant) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan;

          (b) amounts realized from the exercise of a non-qualified stock option;

          (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (d) other amounts which receive special tax benefits such as premiums for group life insurance and contributions toward the purchase of an annuity contract described in Code Section 403(b).

     1.39 "Trust" shall mean the trust established pursuant to the Trust
           -----
Agreement.

     1.40 "Trust Agreement" shall mean the Trust Agreement established pursuant
           ---------------
to the Tuboscope Vetco International Inc. 401(k) Thrift Savings Plan as described in Section 17.1, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

     1.41 "Trust Fund" shall mean the fund established under the Trust Agreement
           ----------
by contributions made by the Company and Participants pursuant to the Plan and from which any distributions under the Plan are to be made.

     1.42 "Trustee" shall mean the Trustee under the Trust Agreement.
           -------

     1.43 "Vested" when used with reference to a Participant's Accounts, shall
           ------
mean non-forfeitable.

     1.44 "Year of Vesting Service" of an Employee shall mean a Plan Year during
           -----------------------
which he completed at least 1,000 Hours of Service, excluding all such Plan Years ending:

          (a) before any portion of his Company Contributions Account has become Vested and before a number of consecutive Break in Service Years equal to the greater of:

               (i)  five; and

               (ii) the number of his Years of Vesting Service (ignoring for this purpose any of such Plan Years excluded by virtue of any previous application of this subsection); or

          (b)  before the effective date of the Plan;

provided, however, that "Years of Vesting Service" shall include all "years of service" under the Minstar, Inc. Profit Sharing and Savings Plan credited to such Employee on May 13, 1988.

     1.45 "Rollover Account" of a Participant shall mean his individual account
           ----------------
in the Trust Fund established in accordance with Section 14.15.


                                   ARTICLE II

                                  ELIGIBILITY
                                  -----------

     2.1  Requirements for Participation:
          ------------------------------

     A. Each Employee of the Company who was a participant in the Prior Plan immediately before the effective date of the Plan shall become a Participant in the Plan on the effective date. Each other Employee shall be eligible to commence participation in the Plan on the date of or any date subsequent to his date of hire, provided he is otherwise eligible hereunder.

     B. Notwithstanding anything to the contrary in this Plan the following Employees shall not be eligible to participate in this Plan (i) persons who are non-resident aliens described in Code Section 410(b)(3)(C), (ii persons who are leased employees described in Code Section 414(n), and (ii persons covered by a collective bargaining agreement between Employee representatives and the Company, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Company and such collective bargaining agreement does not expressly provide for coverage of such employees hereunder.

     C. Any Participant whose participation in the Plan terminates shall again become eligible to participate in the Plan effective as of his first subsequent Hour of Service as an Employee.

     D. A former Employee who was not an Employee on the January 1 or July 1 on which he first met all other eligibility requirements shall become eligible to participate in the Plan effective as of his first subsequent Hour of Service as an Employee.

     2.2  Notice of Participation:  On or before the date on which an Employee
          -----------------------
becomes eligible to be a Participant, the Administrative Committee shall give him written notice thereof.

     2.3  Enrollment Form:  The Administrative Committee shall provide an
          ---------------
enrollment form on which the Participant should set forth:

          (a) his name, date of birth, name of Spouse and other such relevant information; and

          (b) his consent that he, his successor in interest and assigns and all persons claiming under him shall, to the extent consistent with applicable law, be bound by the statements contained therein and the provisions of the Plan and Trust Agreement as they now exist and as they may be amended from time to time; and

          (c) his statement as to whether he elects to defer Compensation within the limits of Section 3.1, his selection of the amount of his deferral within the limits of Section 3.1, his selection of Investment Funds in accordance with Article XVII and his authorization for the Company to pay the same to the Trust Fund in accordance with Section 5.1; and

          (d) his statement as to whether he elects to make contributions to his Personal Contributions Account in accordance with Section 4.1, his selection of the amount of his contributions within the limits of Section 4.1, his section of Investment Funds in accordance with Article XVII and, in such case, his authorization to the Company to withhold such amounts from his Compensation and to pay the same to the Trust Fund in accordance with Sections 4.3 and 4.5.

     2.4  Inactive Status:
          ---------------

     A. A Participant who is transferred to a Company Affiliate shall thereupon cease to be an Active Participant and shall not thereafter make deferral of Compensation under Article III or make personal contributions under
Article IV.

     B. All provisions of the Plan, including Articles VII and VII, shall continue to apply to such Participant, but he shall not share in allocations under Article VI and Section 16.4 unless he again becomes an Active Participant pursuant to subsection (c).

     C. If such a Participant is retransferred to a position or classification with the Company, he shall thereupon be eligible to resume deferral of Compensation under Section 3.3 and voluntary personal contributions under
Section 4.2 thereby becoming an Active Participant.

                                  ARTICLE III

                            PARTICIPANTS' DEFERRALS
                            -----------------------

     3.1  Deferral of Compensation:  Each Participant may elect, in accordance
          ------------------------
with the Rules of the Plan, to defer on a pre-tax basis the lesser of:

          (a) any whole number percentage, which is not less than one nor more than 10%, of his Compensation for each Payday in such Plan Year; and

          (b) the excess of $8,994 (adjusted for increases in the cost-of-living as described in Code Section 402(g)(5)) over any amounts described in Code
     Section 402(g)(3) and not deferred hereunder.

     3.2  Suspension of Deferral:  A Participant may, upon such prior written
          ----------------------
notice to the Administrative Committee as is required under the Rules of the Plan, elect to suspend deferral of his Compensation commencing with the first Payday subsequent to such notice.

     3.3  Commencement, Resumption or Change of Deferred Compensation:  As
          -----------------------------------------------------------
permitted under the Rules of the Plan:

          (a) a Participant in the Plan who previously declined to defer a percentage of his Compensation may, upon such prior written notice to the Administrative Committee as is required under the Rules of the Plan, elect to commence deferral of his Compensation under Section 3.1 within the limits thereof;

          (b) after he has suspended deferral of his Compensation under Section 3.2, a Participant may, upon notice to the Administrative Committee, elect to resume deferral of his Compensation under Section 3.1 within the limits thereof; and

          (c) a Participant may, upon prior written notice to the Administrative Committee, elect to change his rate of deferral of his Compensation within the limits of Section 3.1.

     3.4  Withdrawals from Deferred Compensation Account:  Within its sole
          ----------------------------------------------
discretion which shall be exercised without discrimination in favor of Highly Compensated Employees, the Administrative Committee may permit a Participant to make a withdrawal from his Deferred Compensation Account in the Plan in the event of:

          (a) a deferral in excess of the limitation of Section 3.1(b), to the extent allowed by Code Section 402(g)(2)(A)(ii);

          (b) a deferral in excess of the limitation of Section 6.5, to the extent allowed by Code Section 401(k)(8);

          (c) the circumstances specified in Code Sections 401(k)(2)(B)(i)(II),
     (III) or (IV); or

          (d) the Participant's attainment of age 62. An eligible Participant electing to withdraw contributions from his Deferred Compensation Account under this subsection (d) may authorize the withdrawal of such amounts in 10% increments once per calendar quarter.

     3.5  Other Distributions Prohibited:  Except as provided in Sections 3.4,
          ------------------------------
4.6 and 10.3(B), no distribution shall be made to any Participant during his participation in the Plan.


                                   ARTICLE IV

                         CONTRIBUTIONS OF PARTICIPANTS
                         -----------------------------

     4.1  Voluntary Personal Contributions:
          --------------------------------

     A. Each Participant may elect, in accordance with the Rules of the Plan, to contribute any whole number percentage which is not less than one nor more than 10% of this Compensation on an after-tax basis to his Personal Contributions Account for each Payday. However:

          (i) his aggregate contributions (net of withdrawals) shall not exceed 10% of his Compensation received by him while an Active Participant during all periods of participation; and

          (ii) he shall not knowingly contribute an amount which would make his Annual Addition for the Plan Year in question exceed the limitations of
     Section 16.4.

     B. If any amount contributed hereunder inadvertently causes a Participant's Annual Addition to exceed the maximum permissible amount for the Plan Year in question, the provisions of Section 16.4 shall apply.

     C. The Administrative Committee may establish rules for making personal contributions and may permit Active Participants to make direct contributions to their Personal Contributions Accounts.

     4.2  Change, Commencement, Discontinuance or Resumption of Personal
          --------------------------------------------------------------
Contribu-
---------
tions:  A Participant may elect to change his rate of contributions
-----
within the limits of Section 4.1, or commence, discontinue or resume contributions under Section 4.1. Such elections shall be made in accordance with the Rules of the Plan.

    4.3   Withholding of Personal Contributions:  A Participant's contributions
          -------------------------------------
to his Personal Contributions Account under Section 4.1(A) shall be withheld each Payday from his Compensation.

    4.4   Personal Contributions Account:  The Administrative Committee shall
          ------------------------------
maintain a Personal Contributions Account for each Participant contributing to the Plan. To this account shall be credited his contributions, debited his withdrawals under Sections 4.6 and 6.6 and debited or credited investment gains and losses and Annual Addition adjustments.

    4.5   Deposit in Trust:  Participants' contributions shall be transmitted to
          ----------------
the Trustee within one month after the end of the month of the Plan Year in which withheld or received and shall be invested in accordance with the Trust Agreement.

    4.6   Withdrawals from Personal Contributions Account:  A Participant may
          -----------------------------------------------
make withdrawals from his Personal Contributions Account from time to time as permitted by the Rules of the Plan.


                                   ARTICLE V

                          CONTRIBUTIONS OF THE COMPANY
                          ----------------------------

     5.1  Determination of Annual Contribution:
          ------------------------------------

     A. Subject to Section 16.4, for each Payday, the Company shall contribute to the Plan for each Participant an amount for his Deferred Compensation Account which is the amount of Deferred Compensation elected by such Participant under
Section 3.1 or 3.3.

     B. Prior to October 1, 1993, subject to Section 16.4 for each Payday, the Company shall contribute to the Plan for each Participant who elected to defer Compensation under Section 3.1 or 3.3 or who elected to contribute under Section
4.1 or 4.2 an amount for his Company Contributions Account which is equal to the lesser of:

          (i)   1/2 of his Deferred Compensation for such Payday under Section
     3.1 or 3.3 and 1/2 of his voluntary contributions for such Payday under
     Section 4.1 or 4.2; or

          (ii)  3% of his Compensation for such Payday.

          From and after October 1, 1993, subject to Section 16.4 for each Payday, the Company shall contribute to the Plan for each Participant who elected to defer Compensation under Section 3.1 or 3.3 or who elected to contribute under Section 4.1 or 4.2 to such Participant's Company Contributions Account an amount equal to the lesser of:

          (i)   1/4 of his Deferred Compensation for each Payday under Section
     3.1 or 3.3 and 1/4 of his voluntary contributions for such Payday under
     Section 4.1 or 4.2; or

          (ii)  1 1/2% of his Compensation for such Payday.

          From and after January 1, 1994, the contributions by the Company to a Participant's Company Contributions Account shall be made in the form of "Common Stock" in accordance with Section 5.1(B). Common Stock shall mean the common stock of Tuboscope Vetco International Inc. The Plan may acquire and hold Common Stock in accordance with Section 407 of ERISA.

     5.2  Maximum Annual Contribution:  The Company's contribution for any Plan
          ---------------------------
Year shall not exceed the lesser of the maximum amount deductible by the Company for such Plan Year under Code Section 404(a)(3)(A) and, in any event, shall be less than that amount which would initially result in an Annual Addition of any Participant which exceeds the maximum permissible amount under Section 16.4(A).

     5.3  Contribution Date:
          -----------------

     A.   The Company's contributions:

          (i) under Section 5.1(A) shall be made within one month after the end of the month in which deferred under Section 3.1 or 3.3;

          (ii) under Section 5.1(B) shall be made on or before the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year coinciding with the Plan Year in question and shall be transmitted to the Trustee and held in the Trust Fund.

     B. If the Company makes a contribution after the end of the Plan Year for which the contribution is made:

          (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan Year;

          (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year; and

          (iii) the Administrative Committee and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.


                                   ARTICLE VI

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES
             ------------------------------------------------------

     6.1  Deferred Compensation Account:  The Administrative Committee shall
          -----------------------------
maintain for each Participant a Deferred Compensation Account to which shall be credited the amounts determined under Section 5.1(A), debited amounts withdrawn under Sections 3.4 and 6.5 and debited or credited the amounts determined under
Section 7.2 and 16.4.

     6.2  Company Contributions Account:  The Administrative Committee shall
          -----------------------------
maintain a Company Contributions Account for each Participant to which shall be credited the amounts allocated thereto under Section 6.3 and to which shall be debited or credited investment gains and losses and Annual Addition adjustments.

     6.3  Allocation of Company Contributions:
          -----------------------------------

     A.   Except as provided in Section 16.4(A), Company contributions under
Section 5.1(A) shall be allocated as provided therein.

     B.   Except as provided in Section 16.4(A), Company contributions under
Section 5.1(B) shall be allocated as provided therein.

     6.4  Allocation of Forfeitures:  Except as provided in Section 16.4(A),
          -------------------------
amounts forfeited from Company Contributions Accounts, Personal Contributions Accounts and Deferred Compensation Accounts under Sections 11.2(A)(iii), 12.2 and 14.9 shall be applied under Sections 5.1(A) and 5.1(B) to reduce the Company's contribution for such Plan Year and shall be allocated under Section
6.2 as if part of such contribution for such Plan Year.

     6.5  Deferral Percentage Fail-Safe Provisions:
          ----------------------------------------

     A. For each Plan Year, the Deferral Percentage with respect to Employees who are not Highly Compensated Employees, shall be:

          (i)  not less than 4/5 of; or

          (ii) not more than 2 percentage points lower than, and not less than 1/2 of,

the Deferral Percentage for such Plan Year with respect to Highly Compensated Employees or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). To the extent necessary to achieve such result (and notwithstanding Section 6.3) as of the end of each Plan Year, the Administrative Committee shall take or cause to be taken one or more of the actions listed in subsection (B), in the order selected by the Administrative Committee and to the extent necessary.

     B.   (i)   Such amounts as are allowed by Code Section 401(k)(3)(C)(ii)
     shall be taken into account for purposes of subsection (A) of the definition of Deferral Percentage.

          (ii) Compensation deferred under Section 3.1 shall be treated as Denominator Compensation.

          (iii) Amounts otherwise to be credited under Section 6.3(B) to Company Contributions Accounts for such Plan Year shall be credited instead to Deferred Compensation Accounts of the Participants in question.

          (iv) The allocations under Section 6.3(B) for such Plan Year for Participants who are not Highly Compensated Employees shall be proportionately increased and such allocations with respect to Highly Compensated Employees shall be correspondingly and proportionately reduced.

          (v) Prior to the end of the following Plan Year, the amounts described in subsection (a) of the definition of Deferral Percentage (and any income thereon, other than "gap period" income as defined under applicable Treasury Regulations) for Highly Compensated Employees shall be reduced and:

                a. designated by the Company as a distribution of excess contributions and distributed to; or

                b.  to the extent provided by Treasury Regulations under Code
          Section 401(k)(8), deemed distributed and re-contributed to the Personal Contributions Accounts of the Highly Compensated Employees with respect to whom the reduction is made, in order of Deferral Percentages beginning with the highest Deferral Percentage.

     6.6  Contribution Percentage Fail-Safe Provisions:
          --------------------------------------------

     A. For each Plan Year, the Contribution Percentage with respect to Employees who are not Highly Compensated Employees, shall be:

          (i)  not less than 4/5 of; or

          (ii) not more than 2 percentage points lower than, and not less than 1/2 of,

the Contribution Percentage for such Plan Year with respect to Highly Compensated Employees, or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). To the extent necessary to achieve such result (and notwithstanding Article IV and Section 6.3) as of the end of the Plan Year, the Administrative Committee shall take or cause to be taken one or more of the actions listed in subsection (B), in the order selected by the Administrative Committee, after the application of Section 6.5 and to the extent necessary.

     B.  (i)   To the extent provided by Treasury Regulations under Code Section
     401(m)(3), allocations to Deferred Compensation Accounts shall be taken into account for purposes of calculating the Contribution Percentage.

         (ii) Compensation deferred under Section 3.1 shall be treated as Denominator Compensation.

         (iii) Prior to the end of the following Plan Year, the allocations described in subsection (c) of the definition of Contribution Percentage (and any income thereon) for Highly Compensated Employees shall be reduced (and distributed to the Highly Compensated Employees with respect to whom the reduction is made) or forfeited (and applied under Section 6.4), in order of Contribution Percentages beginning with the highest Contribution Percentage.


                                  ARTICLE VII

                    VALUATION OF THE TRUST FUND AND ACCOUNTS
                    ----------------------------------------

     7.1  Determination of Values:  As of the end of the Plan Year and as of the
          -----------------------
end of each quarter thereof or any other date deemed by the Administrative Committee to be advisable, the Administrative Committee shall determine the fair market value of each asset in the Trust Fund in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of the fourth quarter of any Plan Year shall be considered to remain unchanged until the end of the fourth quarter of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

     7.2  Allocation of Values:  The difference between the total value of the
          --------------------
assets of the Trust Fund, as determined under Section 7.1, and the total of the Accounts therein shall be allocated by the Administrative Committee among such Accounts in proportion to their respective stated values as of such valuation date. For purposes of such allocation, the value of each Account shall be deemed to be:

          (a) the value of such Account without taking into account such personal contributions, deferrals of Compensation or Company contributions attributable to the period as provided under Section 7.1; plus

          (b) 1/2 of such Participant's personal contributions and deferrals of Compensation attributable to such period and credited to such Account; less

          (c) the sum of (i) withdrawals from such Account received during such period, (ii) the principal amount of all loans held in such Account and made during such period pursuant to Section 14.13, and (iii) the unpaid balance on the first day of such period of all outstanding loans held in such Account and made pursuant to Section 14.13; provided, however that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 16.4(B).

The difference between the total value of the assets of the Trust Fund, as determined under Section 7.1, and the total of the Accounts therein, shall be allocated by the Administrative Committee among such Accounts in proportion to their respective stated values as of such valuation date, such values and determinations being made without taking into account personal contributions, deferrals of Compensation or Company contributions attributable to the period as provided under Section 7.1, or to the Plan Year ending on such valuation date; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 16.4(B).

     7.3  Applicability of Account Values:  The value of an Account, as
          -------------------------------
determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 4.4, 6.3, 6.5, 6.6, 7.2, 11.2(A)(iii), 12.2,
14.9 and 16.4 and less any amounts withdrawn under Sections 3.4 and 4.6 or transferred to suspense under Section 16.4(B), shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.

     7.4  Recognition of Different Investment Funds:  As provided in Article
          -----------------------------------------
XVII, the Trustee shall allocate the Trust Fund into the types of investment funds for the investment purposes (the "Investment Funds") as the Administrative Committee designates as available for Participant's selection, and each Participant shall direct, within the limitations set forth in Section 17.3, what portion of the balance in his Accounts shall be deposited in each Investment Fund. Consequently, when appropriate, a Participant shall have a Personal Contributions Account, a Deferred Compensation Account, a Company Contributions Account and a Rollover Account in each such Investment Fund, and the allocations described in Section
7.2 shall be adjusted in such manner as is appropriate to recognize the existence of the Investment Funds. Because Participants have a choice of Investment Funds, any reference in this Plan to a Personal Contributions Account, a Deferred Compensation Account, a Company Contributions Account or a Rollover Account shall be deemed to mean and include Accounts of a like nature which are maintained for the Participant under each Investment Fund.


                                 ARTICLE VIII

                              VESTING OF INTERESTS
                              --------------------

     8.1  Vesting of Accounts:
          -------------------

     A. Each Participant's interest in his Personal Contributions Account, Deferred Compensation Account and Rollover Account shall be Vested at all times.

     B. Except as provided in Section 8.2, the Vested portion of a Participant's Company Contributions Account shall be the percentage of such Account shown on the following table:


          Years of Vesting Service            Vested Percentage
          ------------------------            -----------------

               less than 1                             0%
                    1                                 20%
                    2                                 40%
                    3                                 60%
                    4                                 80%
                    5                                100%

     8.2  Additional Vesting of Accounts:  The interest of a Participant in his
          ------------------------------
Company Contributions Account shall become fully Vested upon the earliest to occur of:

          (a)  his death;

          (b)  his 60th birthday;

          (c) his Disability Retirement Date; or

          (d) the termination or discontinuation of the Plan under Section 15.1, if he is then an Employee or employed by a Company Affiliate.

     8.3  Accrued Benefit of Highly Compensated Employees:  Notwithstanding any
          -----------------------------------------------
other contrary provision of the Plan, in calculating the accrued benefit (including the right to any optional benefit provided under the Plan) of any Plan Participant who is a Highly Compensated Employee within the meaning of
Section 414(q) of the Code, such Highly Compensated Employee shall accrue no additional benefit under the Plan on or after June 1, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations Section 1.401(b)-1(b)(2)(ii) (TRA '86).

          This provision shall be effective until the last day by which the Plan may be amended retroactively to comply with TRA '86 for its first Plan Year beginning in 1989 in order to remain qualified under the Code and shall be effective for such period if and only if the subsequent Plan amendment to comply with TRA '86 is made on or before the last day by which the Plan may be amended retroactively to comply with TRA '86 for its first Plan Year commencing in 1989 in order to remain qualified under the Code.

          In addition, the benefit accrued by any Highly Compensated Employee, within the meaning of Section 414(g) of the Code, shall in no event exceed the benefit accrual provided during the 1989 Plan year with respect to such Participant under the terms of the Plan as subsequently amended to comply with the terms of TRA '86. However, such Highly Compensated Employee's benefit shall not be less than what that Participant had accrued as of the last day of the last Plan Year beginning before January 1, 1989.


                                   ARTICLE IX

                    EMPLOYMENT AFTER NORMAL RETIREMENT DATE
                    ---------------------------------------

     9.1  Continuation of Employment:
          --------------------------

     A. A Participant may, subject to Section 16.3, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

     B. Notwithstanding subsection (A), the Company reserves the right to require a Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended.

     9.2  Continuation of Participation:  A Participant retained in the employ
          -----------------------------
of the Company after his Normal Retirement Date under Section 9.1 shall be eligible to continue as an Active Participant herein.


                                   ARTICLE X

                            BENEFITS UPON RETIREMENT
                            ------------------------

     10.1 Normal or Disability Retirement:  Subject to the provisions of Section
          -------------------------------
9.1, a Participant shall retire upon his Normal or Disability Retirement Date.

     10.2 Rights Upon Normal or Disability Retirement:  Upon a Participant's
          -------------------------------------------
Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his Accounts in accordance with Section 10.3.

     10.3 Distribution of Accounts:
          ------------------------

     A. A Participant shall be entitled to receive the entire amount credited to his Accounts, to the extent Vested, in cash in one lump sum; provided, however, that a Participant may elect to receive the portion of his Company Contributions Account invested in Common Stock in the form of Common Stock, except that cash shall be paid in lieu of fractional shares.

     B. Unless otherwise provided in the Plan, distribution of a Participant's benefit shall be made or commence 60 days after the end of the Plan Year in which the Participant's Normal Retirement or Disability Retirement occurs. Notwithstanding the above provision to the contrary, a Participant may elect to defer the distribution otherwise payable hereunder until the April 1 following the calendar year in which the Participant attains age 70 1/2, whether or not he had a Separation from the Service in such year.


                                   ARTICLE XI

                              BENEFITS UPON DEATH
                              -------------------

     11.1 Designation of Beneficiary:
          --------------------------

     A. Each Participant or former Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his Accounts to such Beneficiaries.

     B. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrative Committee and shall be effective upon delivery to the Administrative Committee.

     C. A married Participant may not designate any Beneficiary other than his Spouse without obtaining Spousal Consent thereto.

     11.2 Distribution on Death:
          ---------------------

     A. Upon the death of a Participant or former Participant, the Vested amount credited to his Accounts (as determined under Section 8.2) shall be paid in cash in one lump sum (provided, however, that a Beneficiary may elect to receive the portion of his Company Contributions Account invested in Common Stock in the form of Common Stock, except that cash shall be paid in lieu of fractional shares) not later than the first anniversary of the Participant's death to his then Surviving Spouse, if any, and otherwise to the person or persons of highest priority who survives the Participant by at least 30 days determined as follows:

          (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any.

          (ii) Second, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrative Committee under the applicable law governing succession to personal property.

          (iii) Third, to the Plan to be applied to reduce the Company's contribution under Sections 5.1(A)d and 5.1(B).

     B. Members of a class shall cease to be entitled to benefits upon the earlier of the Administrative Committee's determination that no members of such class exist or the Administrative Committee's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.


                                  ARTICLE XII

                     BENEFITS UPON RESIGNATION OR DISCHARGE
                     --------------------------------------

     12.1 Distribution on Resignation or Discharge:  A Participant who has a
          ----------------------------------------
Separation from the Service due to resignation or discharge shall receive:

          (a) if the Vested amount credited to his Accounts does not exceed $3,500, such amount in cash in one lump sum (provided, however, that a Participant may elect to receive the portion of his Company Contributions Account invested in Common Stock in the form of Common Stock, except that cash shall be paid in lieu of fractional shares) not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within 60 days after the end of the Plan Year in which his 60th birthday occurs; or

          (b) if the Vested amount credited to his Accounts exceeds $3,500, such amount in cash in one lump sum (provided, however, that a Participant may elect to receive the portion of his Company Contributions Account invested in Common Stock in the form of Common Stock, except that cash shall be paid in lieu of fractional shares) payable on such date as he shall elect in writing in accordance with Code Section 411(a)(11), but not earlier than the earliest date described in subsection (a) and not later than his attainment of age 70 1/2.

     12.2 Forfeitures:  If a Participant has a Separation from the Service due
          -----------
to resignation or discharge, the portion of his Company Contributions Account which is not Vested shall thereupon be forfeited. Pending application under
Section 6.4, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 16.4.

     12.3 Restoration of Forfeitures:  If a Participant whose Company
          --------------------------
Contributions Account is not then fully Vested:

          (a) has a Separation from the Service;

          (b) suffers a forfeiture under Section 12.2 of the portion of such Account which is not Vested;

          (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years; and

          (d) repays to the Plan the full amount, if any, distributed to him from such Account before the end of his 5th consecutive Break in Service Year or, if earlier, the 5th anniversary of his reemployment;

then the amount forfeited under Section 12.2 by such Participant and any interest thereon shall be restored to his Company Contributions Account, applying forfeitures pending allocation, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

                                 ARTICLE XIII

                              TOP-HEAVY PROVISIONS
                              --------------------

     13.1 Top-Heavy Determination:
          -----------------------

     A. Solely in the event that this Plan ever becomes Top Heavy, as defined herein, the provisions of this Article shall apply.

     B. For the purposes of this Article, the following definitions shall be used:

          (i)  "Aggregation Group" shall mean:

                a. each plan of the Company or a Company Affiliate in which a Key Employee is a Participant; and

                b. each other plan of the Company or a Company Affiliate which enables any plan described in subparagraph (i)(a) to meet the requirements of Code Section 401(a)(4) or 415.

          (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

          (iii) "Controlled Group Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d).

          (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Controlled Group Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was:

                a. an officer of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds 150% of the amount in effect under Code Section 415(c)(1)(A) (not more than 50 Controlled Group Employees or, if less, the greater of three Controlled Group Employees or 10% of the Controlled Group Employees shall be treated as officers);

                b. one of the ten Controlled Group Employees owning (or considered as owning within the meaning of the Code Section 318) both the largest interest in the Company or a Company Affiliate and more than 1/2 of 1% interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Company or a Company Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest;

                c. a 5% owner (within the meaning of Code Section 416(i)(1)(B) and (C) of the Company or a Company Affiliate or a 1% owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

          (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

          (vi) The Plan shall be Top Heavy if, as of any Determination Date, the aggregate of the Accounts (under this Plan and such other plans as the Company elects to take into account under Code Section 416(g)(2)(A)(ii)) of Key Employees exceeds 60% of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date:

               a. each Account balance as of the most recent valuation date occurring within the Plan Year which includes the Determination Date shall be determined;

               b. an adjustment for contributions due as of the Determination Date shall be determined;

               c. the Account balance of any Controlled Group Employee or former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee;

               d.  the Account balance of:

                   1. any Non-Key Employee who was a Key-Employee for any prior Plan Year; and

                   2. any former Controlled Group Employee who performed no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored; and

                e. if there have been any rollovers to or from any Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).

     Notwithstanding the foregoing, this Plan shall be Top Heavy if, as of any Determination Date, the sum of:

          (vii) "Top Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of:

                a. the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group; and

                b. the aggregate of the accounts of all Key Employees under all defined contribution plans in such Aggregation Group exceeds 60% of a similar sum determined for all Key Employees and Non-Key Employees.

     13.2 Minimum Benefits:
          ----------------

     A. For any Plan Year in which the Plan is Top Heavy, the allocation to the Company Contributions Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is entitled to an allocation to such Account under
Section 6.3.

     B. The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of:

          (i)  3%; or

          (ii) that percentage reflecting the ratio of:

               a.  the allocations under Subsection 6.3(B) to;

               b.  Statutory Compensation (not in excess of $235,840);

     for the Key Employee with respect to whom such ratio is highest for such Plan Year.

     13.3 Limitation on Benefits:  For any Plan Year in which the Plan is Top
          ----------------------
Heavy:

          (i) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875, but only to the extent required by Code Section 416(h).

                                  ARTICLE XIV

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

     14.1 Administrative Committee:
          ------------------------

     A. The Board shall appoint an Administrative Committee consisting of one or more persons. Any member of the Administrative Committee may resign upon ten days prior written notice to the Board. The Board may remove any member of the Administrative Committee at any time, and may appoint a successor whenever a vacancy on the Administrative Committee occurs.

     B. All actions of the Administrative Committee shall be taken pursuant to the decision of a majority of the members thereof.

     C. The Administrative Committee shall be the "named fiduciary," as defined in Section 402(a) of ERISA, with respect to the management, operation and administration of the Plan.

     14.2 Duties and Powers of the Administrative Committee:  The Administrative
          -------------------------------------------------
Committee shall conduct the general administration of the Plan in accordance with the Plan and shall have all the necessary powers and authority to carry out that function including the power and authority:

          (a) to determine questions of eligibility of Participants and the entitlement to distributions of Participants, former Participants, Beneficiaries and all other persons;

          (b) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with the Company and its officers, directors and employees) to rely upon the advice, opinions or valuations of any such persons and, except as required by law, be fully protected in acting or relying thereon in good faith;

          (c) to adopt any Rules of the Plan that are not inconsistent with the Plan or applicable law, and to amend or revoke any such Rules;

          (d) to construe and interpret the Plan and any Rules of the Plan, reconcile any inconsistency or supply any omitted detail consistent with the general terms of the Plan;

          (e) to appoint claims and review officials to conduct claims procedures as provided in Section 14.6; and

          (f) to delegate any power or duty to any firm or person engaged under subsection (b) or to any other person or persons.

     14.3 Expenses of Administration:
          --------------------------

     A.   The Company shall pay or reimburse each Employee functioning under
Section 14.1(A) or person serving on an investment committee established in accordance with the Trust Agreement for all expenses (including reasonable attorneys' fees) properly incurred by him in the administration of the Plan.

     B. Except to the extent that such liability is created by ERISA, no member of the Administrative Committee or any investment committee appointed pursuant to the Trust Agreement shall be liable for any act or omission of any other member of the Administrative Committee or, if applicable, of any other member of any such investment committee, for any act or omission on his own part except for his own gross negligence or willful misconduct, or for the exercise of any power or discretion in the performance of any duty assumed by him hereunder. The Company shall indemnify and hold harmless each member of the Administrative Committee or of any such investment committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Administrative Committee or, if applicable, by the investment committee), and liabilities (including any amounts paid in settlement with the approval of the Administrative Committee or, if applicable, of the investment committee) arising from any act or omission of such member in connection with his duties and responsibilities under the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

     C. The Company may obtain and provide for any such Employee and investment committee member, at the Company's expense, liability insurance against liabilities imposed on him by law.

     D. Legal fees incurred in the preparation and amendment of documents shall be paid by the Company.

     E. Expenses referred to in subsections (A), (B) and (D) not paid by the Company shall be paid from the Trust Fund to the extent permitted by law.

     F. Except as provided in subsection (A), fees and expenses of persons rendering services to the Plan shall not be paid or reimbursed by the Company except as agreed upon by the Company.

     14.4 Payments:  In the event any amount becomes payable under the Plan to a
          --------
minor or
a person who, in the sole judgment of the Administrative Committee, is considered by reason of physical or mental condition to the unable to give a valid receipt therefor, the Administrative Committee may direct that such payment be made to any person found by the Administrative Committee, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrative Committee and the Company and their officers, directors, employees, owners, agents and representatives.

     14.5 Statement to Participants:  Within 180 days after the end of each Plan
          -------------------------
Year, the Administrative Committee shall furnish to each Participant a statement setting forth the value of his Accounts and the Vested percentage thereof and such other information as the Administrative Committee shall deem advisable to furnish.

     14.6 Inspection of Records:  Copies of the Plan and any other documents and
          ---------------------
records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company worksite at which at least fifty Employees regularly perform services and such other locations as the Secretary of Labor may require.

     14.7 Claims Procedure:
          ----------------

     A. A claim by a Participant, former Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrative Committee in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

     B. The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

     C. If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

     D. If the claim is wholly or partially denied, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

          (i)   the specific reason or reasons for such denial;

          (ii) specific references to pertinent Plan provisions on which the denial is based;

          (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the Plan's claim review procedure.

     E. The Administrative Committee shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrative Committee in writing) for a full and fair review. The claimant or his duly authorized representative:

          (i) may request a review upon written application to the review official (which shall be filed with it);

          (ii)  may review pertinent documents; and

          (iii) may submit issues and comments in writing.

     F. The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than 60 days after receipt by the claimant of written notice of denial of his claim.

     G. The decision by the review official upon review of a claim shall be made not later than 60 days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of such request for review.

     H. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

     I. To the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties, if warranted on the record and reasonably based on the law and the provisions of the Plan and Trust Agreement.

     14.8 Conflicting Claims:  If the Administrative Committee is confronted
          ------------------
with conflicting claims concerning a Participant's Accounts, the Administrative committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrative Committee shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrative Committee in such proceeding shall be paid from the Participant's Accounts.

     14.9 Effect of Delay or Failure to Ascertain Amount Distributable or to
          ------------------------------------------------------------------
Locate Distribute:
-----------------

     A. If an amount payable under Article X, XI or XII cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than 60 days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (B).

     B. If, within one year after a Participant has a Separation from the Service, the Administrative Committee, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under
Section 11.2), his entire distributable interest in the Plan shall be forfeited and applied to reduce the Company's contribution under Sections 5.1(A) and 5.1(B); provided, however, that if the Participant (or in the case of his death, the person entitled thereto under Section 11.2) makes proper claim therefor under Section 14.6, the amount so forfeited shall be restored to the Participant's Account or Accounts, as the case may be, applying forfeitures pending reallocation, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

     14.10 Service of Process:  The Secretary of Tuboscope Vetco International
           ------------------
Inc. is hereby designated as agent of the Plan for the service of legal process.

     14.11 Limitations Upon Powers of the Administrative Committee:  The Plan
           -------------------------------------------------------
shall not be operated so as to discriminate in favor of Participants who are Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

     14.12 Effect of Administrative Committee Action:  Except as provided in
           -----------------------------------------
Section 14.6, all actions taken and all determinations made by the Administrative Committee in good faith shall be final and binding upon all Participants, the Trustee and any person interested in the Plan or Trust Fund.

     14.13 Loans:  A Participant who is an Employee and, to the extent not
           -----
resulting in discrimination prohibited by Section 401(a)(4) of the Code, any other Participant or any Beneficiary (including an "alternate payee" within the meaning of ERISA Section 206(d)(3)(K)) who is a "party in interest" with respect to the Plan within the meaning of ERISA Section 3(14) and who must be eligible to obtain a Plan loan in order for the exemption set forth in 29 C.F.R. Section 2550.408b-1 to apply to the Plan (hereinafter "Borrower") may make application to the Administrative Committee to borrow from the Deferred Compensation Account and, to the extent Vested, the Company Contributions Account maintained by or for the Borrower in the

Trust Fund, and the Administrative Committee in its sole discretion may permit such a loan. Loans shall be granted in a uniform and non-discriminatory manner on terms and conditions determined by the Administrative Committee which shall not result in more favorable treatment of highly compensated employees and shall be set forth in written Rules promulgated by the Administrative Committee in accordance with applicable governmental regulations. All such loans shall also be subject to the following terms and conditions:

          (a) The Amount of the loan from the Trust Fund, when added to the amount of any outstanding loan or loans to the Borrower from any other plan of the Company or a Company or a Company Affiliate which is qualified under
     Section 401(a) of the Code, shall not exceed the lesser of (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of the loans from all such plans during the one-year period ending on the day before the date on which such loans was made over the outstanding balance of loans from the Plan on the date on which such loan was made, or (ii 50% of the present value of the Borrower's Vested Account balance under the Plan. In no event shall a loan of less than $1,000 be made to a Borrower.

          (b) The loan shall be used for a term not to exceed five years, unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Borrower. The loan shall be evidenced by a note signed by the Borrower. The loan shall be payable in periodic installments and shall bear interest at a reasonable rate which shall be determined by the Administrative Committee on a uniform and consistent basis and set forth in the Rules in accordance with applicable governmental regulations. Payments by a Borrower who is an Employee will be made by means of payroll deduction from the Borrower's compensation. If a Borrower is not receiving compensation from the Company, the loan repayment shall be made in accordance with the terms and procedures established by the Administrative Committee. A Borrower may repay an outstanding loan in full at any time.

          (c) In the event an installment payment is not paid within seven (7) days following the monthly due date, the Administrative Committee shall give written notice to the Borrower sent to his last known address. If such installment payment is not made within 30 days thereafter, the Administrative Committee shall proceed with foreclosure in order to collect the full remaining balance or shall make such other arrangements with the Borrower as the Administrative Committee deems appropriate. Foreclosures need not be effective until occurrence of a distributable event under the terms of the Plan and no rights against the Borrower or the security shall be deemed waived by the Plan as a the result of such delay.

          (d) The unpaid balance of the loan, together with interest thereon, shall become due and payable upon the date of distribution of the Account and the Trustee shall first satisfy the indebtedness from the amount payable to the Borrower or to the

     Borrower's Beneficiary before making any payments to the Borrower or to the Borrower's Beneficiary.

          (e) Any loan to a Borrower under the Plan shall be adequately secured. Such security shall include a pledge of a portion of the Borrower's right, title and interest in the Trust Fund which shall not exceed 50% of the present value of the Borrower's Vested Account balance under the Plan as determined immediately after the loan is extended. Such pledge shall be evidenced by the execution of a promissory note by the Borrower which shall grant the security interest and provide that, in the event of any default by the Borrower on a loan repayment, the Administrative Committee shall be authorized to take any and all appropriate lawful actions necessary to enforce collection of the unpaid loan.

          (f) A request by a Borrower for a loan shall be made in writing to the Administrative Committee and shall specify the amount of the loan. If a Borrower's request for a loan is approved by the Administrative Committee, the Administrative Committee shall furnish the Trustee with written instructions directing the Trustee to make the loan in a lump-sum payment of cash to the Borrower.

          (g) A loan to a Borrower shall be considered an investment of the separate Account(s) of the Borrower from which the loan is made and not an investment of the Trust Fund generally. All loan repayments shall be credited pro rata to such separate Account(s).

     14.14 Distributions Pursuant to Qualified Domestic Relations Order:
           ------------------------------------------------------------
Notwithstanding any other provision of the Plan to the contrary, upon receipt by the Administrative Committee of a qualified domestic relations order, as defined in Code Section 414(p), which awards any portion of a Participant's Account or Accounts to his former Spouse, the amount so awarded shall promptly be paid, in the manner specified in such order, to the former Spouse; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.

     14.15 Contributions to Rollover Accounts:
           ----------------------------------

     A. A Participant may make a contribution to his Rollover Account if such contribution meets the requirements of the Section and is in accordance with the Rules of the Plan.

     B.   Such contribution will meet the requirements of this Section if:

          (i) it is made by the Participant to the Trust in cash in a lump sum not later than the law allows after his admission or re-admission to the Plan; and

          (ii)  the amount contributed by the Participant consists of:

                a.  a tax-free rollover distribution from:

                    1.  a qualified trust meeting the requirements of Code
               Section 402(a)(5); or

                    2.  an employee annuity meeting the requirements of Code
               Section 403(a)(4); or

                b. a tax-free rollover distribution from an individual retirement account or under an individual retirement annuity which in turn consisted entirely of a rollover contribution of a qualified total distribution (as defined in Code Section 402(a)(5)(E)(i) from a qualified total under Code Section 401(a) or an annuity plan under which the Participant was an employee within the meaning of Code
          Section 401(c)(1) at the time contributions were made on his behalf under the Plan) together with any earnings thereon, and which otherwise meets the requirements of Code Section 408(d)(3).

     C.   In addition, such contribution will meet the requirements of this
Section if:

          (i) the contribution is made within 60 days following the day on which the Participant received the distribution from a qualified trust, annuity plan or individual retirement account or annuity;

          (ii)  such distribution was in the form of money; and

          (iii) such distribution constituted a qualified total distribution within the meaning of Code Section 402(a)(5)(E)(i), no part of which consists of employee contributions.

     D. The Administrator may require the Participant to supply information sufficient to determine if his contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

     E. The Plan will also accept the direct transfer from a plan qualified under Code Section 401(a) of an amount which if paid to the Participant instead of the Plan would have constituted a lump-sum distribution within the meaning of Code Section 402(e). The transferred amount shall be credited to the Participant's Rollover Account.

     F. If the Administrator accepts a contribution or transfer pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Participant.


                                   ARTICLE XV

                          TERMINATION, DISCONTINUANCE,
                           AMENDMENT, MERGER OF PLAN
                           -------------------------

     15.1 Termination of Plan; Discontinuance of Contributions:
          ----------------------------------------------------

     A. The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

          (i) An allocation of amounts being held under Section 16.4(B) shall be made in accordance with Section 16.4(C).

          (ii) For each Participant who is then an Employee or employed by a Company Affiliate with respect to whom the Plan is terminated, the interest in his Company Contributions Account shall become fully Vested.

          (iii) The Administrative Committee shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

     B. The Board shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any division, facility or other operational unit thereof. Failure of the Company to make one or more substantial contributions to the Plan for any period of three consecutive Plan Years in each of which the Company realized substantial current earnings, as shown on its financial reports, shall automatically become a complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all Company Contributions Accounts shall thereupon become fully Vested.

     15.2 Amendment of Plan:  As limited in Section 15.1 of the Plan and Section
          -----------------
4.02 of the Trust Agreement, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Board; provided, however, that no amendment shall decrease the Vested percentage any Participant has in his Accounts.

     15.3 Retroactive Effect of Plan Amendment:
          ------------------------------------

     A. No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant whose Separation from the Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

     B. No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

     C. Except as provided in subsections (A) and (B), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

     15.4 Consolidation or Merger; Adoption of Plan by Other Companies:
          ------------------------------------------------------------

     A. In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If, within 90 days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 15.1.

     B. The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidated or transfer (if the Plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

     C. Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrative Committee and to the Trustee by its duly authorized officers.

                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     16.1 Identification of Fiduciaries:
          -----------------------------

     A. The Administrative Committee (with respect to control and management of Plan assets and in general) and the Trustee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

     B. Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

     16.2 Allocation of Fiduciary Responsibilities:
          ----------------------------------------

     A.   Fiduciary responsibilities under the Plan are allocated as follows:

          (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

          (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 14.1, 14.2 and 14.4.

          (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

          (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager are hereby allocated to the Administrative Committee, subject to delegation in accordance with Section 14.2(F).

     B. Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 14.1 by amending the Plan in the manner prescribed in Section 15.2, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

     16.3 Limitation on Rights of Employees:  The Plan is strictly a voluntary
          ---------------------------------
undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

     16.4 Limitation on Annual Additions; Treatment of Otherwise Excessive
          ----------------------------------------------------------------
Allocation:
----------

     A. In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. (S) 1.415-2(b)), the Annual Additional of a Participant shall not exceed the least of:

          (i)   25% of such Participant's Statutory Compensation for such Plan
     Year;

          (ii) $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Code Section 415(b)(1)(A)); or

          (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by Section 1106(i)(4) of TRA '86 and Code Section 415(e)).

     B. If the Annual Addition of a Participant would exceed the limits of subsection (A) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation, a reasonable error in determining the amount of elective deferrals or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from:

          (i) his deferral of Compensation or voluntary personal contributions for such Plan Year;

          (ii) his allocation of Company contributions for such Plan Year to his Company Contributions Account; and

          (iii) his allocation of Company contributions for such Plan Year to his Deferred Compensation Account in such order as the Administrative Committee shall determine. The portion of such amount allocated to his Personal Contributions Account or allocations to his Deferred Compensation Account first shall, to the extent allowed by law, be refunded to him, and otherwise, to the extent allowed by Section 403 of ERISA, be returned to the Company and recontributed for the applicable Account of the Participant in the first Plan Year which is allowed under subsection (A), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year which is allowed under subsection (A). The balance, if any, of such reduction shall be allocated to the Company Contributions Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (A), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection (A). Any amounts which cannot be so allocated because of the limitations of subsection (A) shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company or personal contributions.

     C. In the event the Plan is terminated while excess amounts are then held in suspense under subsection (B), such excess amounts shall be allocated and reallocated as provided in subsection (B), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (A) shall revert to the Company, as provided in the Trust Agreement.

     16.5 Governing Law:  The Plan and Trust shall be interpreted, administered
          -------------
and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the State of Texas shall apply.

     16.6 Genders and Plurals:  Where the context so indicates, the masculine
          -------------------
pronoun shall include the feminine pronoun and the singular shall include the plural.

     16.7 Titles:  Titles are provided herein for convenience only and are not
          ------
to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

     16.8 References:  Unless the context clearly indicates to the contrary, a
          ----------
reference to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.


                                 ARTICLE XVII

                                TRUST AGREEMENT;
                    INVESTMENT FUNDS; INVESTMENT DIRECTIONS
                    ---------------------------------------

     17.1 Trust Agreement:  The Company has entered into a Trust Agreement
          ---------------
governing the administration of the Trust under which Merrill Lynch serves as Trustee, and, as amended, the provisions of which are herein incorporated by reference as fully as if set out herein. Subject to the provisions of Section 17.2, and not by way of limitation of the provisions of the Trust Agreement, the Trustee may invest a portion of the Trust Fund in Common Stock or any other "qualifying employer security" within the meaning of ERISA Section 407(d)(5).

     17.2 Investment Funds:  The Trustee shall divide the Trust Fund into the
          ----------------
Investment Funds as the Administrative Committee designates as available for Participant's selection. From and after April 1, 1991, no further contributions to any Account of any Participant may be invested in the frozen Investment Fund established effective as of April 1, 1991, consisting solely of amounts attributable to Plan contributions in one or more insurance annuity contracts purchased through Executive Life Insurance Company (the "Executive Life GIC Fund"). Furthermore, from and after April 1, 1991, no transfers, withdrawals, loans or any other types of disbursements or distributions from that portion of any Account of any Participant invested in the Executive Life GIC Fund will be allowed under this Plan. Only amounts constituting income of the Executive Life GIC Fund may be reinvested in this Investment Fund.

          Contributions shall be paid into the Investment Funds in accordance with the provisions of Sections 17.3 and 17.4 as certified to the Trustee by the Administrative Committee. Except as otherwise provided herein, interest, dividends and other income and all profits and gains produced by each such Investment Fund shall be paid into such Investment Fund, and such interest, dividends and other income or profits and gains, without distinction between principal and income, may be invested and reinvested but only in the property hereinabove specified for the particular Investment Fund. Notwithstanding any provision in this Section to the contrary, the Administrative Committee may direct the Trustee (i) to invest any Participant and/or Company contributions to a Participant's Account in short-term fixed income investments which are acceptable to the Trustee or in the suspense account to be maintained in each Investment Fund during the period from the date of any such contribution until the next valuation date or (ii to invest all or any portion of the Trust Fund attributable to any terminated or retired Participant or attributable to any Participant who is expected to retire or to terminate his service within one year, in one or more fixed income investments which are acceptable to the Trustee. The fixed income investments authorized by this Section shall include, but not be limited to, certificates of deposit, savings accounts, or U.S. Treasury bills or notes.

     17.3 Investment Directions of Participants:  Each Participant may, by
          -------------------------------------
written notice to the Administrative Committee in the manner prescribed by it, direct that the total of the contributions allocable to his Deferred Compensation Account, Personal Contributions Account, and Company Contributions Account, and the earnings and accretions thereon, be invested in such percentages (in increments of 10% of the total of such Accounts) as he may designate among the Investment Funds.

          In the event a Participant fails to direct the manner of investing his Accounts as provided herein, such Account shall be invested only in the Investment Fund which holds fixed income investments.

     17.4 Change of Investment Directions:  Twice per Plan Year, each
          -------------------------------
Participant may, by written notice 15 days prior to the last day of the month to the Administrative Committee in the manner prescribed by it and subject to any restrictions or conditions which may be established by the Administrative Committee, direct, effective as of the next January 1, April 1, July 1 or October 1, that the investment of his contributions and/or existing amounts in his Accounts be changed from one authorized option to another authorized option (in 10% increments) available under Section 17.2; provided however, that contributions allocated to a GIC Fund may not be transferred directly to a government securities fund, if available. Effective April 1, 1991, contributions and other amounts allocated to the Executive Life GIC Fund may not be transferred out of such Investment Fund. The Administrative Committee may allow Participants to make more frequent changes in such investment directions in writing or by telephone subject to any restrictions or conditions as established by the Administrative Committee and effective as the date established by the Administrative Committee on a non-discriminatory basis.

     17.5 Benefits Paid Solely from Trust Fund:  All of the benefits provided to
          ------------------------------------
be paid under Article X shall be paid by the Trustee out of the Trust Fund to be administered under such Trust Agreement. No fiduciary shall be responsible or liable in any manner for payment of any such benefits, and all Participants hereunder shall look solely to such Trust Fund and to the adequacy thereof for the payment of any such benefits of any nature or kind which may at any time be payable hereunder.

     17.6 Administrative Committee Directions to Trustee:  The Trustee shall
          ----------------------------------------------
make only such distributions and payments out of the Trust Fund as may be directed by the Administrative Committee. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to any distributions and payments out of the Trust Fund and shall have discharged its obligation in that respect when it shall have sent certificates and checks or other papers by ordinary mail to such persons and addresses as may be certified to it by the Administrative Committee.

     17.7 Authority to Designate Investment Manager:  The Administrative
          -----------------------------------------
Committee may appoint an investment manager to manage, including the power to acquire and dispose of, any assets of the Trust Fund in accordance with the terms of the Trust Agreement and the requirements of ERISA.


                                 ARTICLE XVIII

         PARTICIPANT'S RIGHT TO TRANSFER ELIGIBLE ROLLOVER DISTRIBUTION
         --------------------------------------------------------------

     18.1 Rule:  This Section applies to distributions made on or after January
          ----
1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     18.2 Definitions:
          -----------

     A.   Eligible Rollover Distribution:  An eligible rollover distribution is
          ------------------------------
any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     B.   Eligible Retirement Plan:  An eligible retirement plan is an
          ------------------------
individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     C.   Distributee:  A distributee includes an Employee or former Employee.
          -----------
In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

     D.   Direct Rollover:  A direct rollover is a payment by the Plan to the
          ---------------
eligible
retirement plan specified by the distributee.


     Executed this 18th day of November, 1994, effective as of January 1, 1993.


                              TUBOSCOPE VETCO INTERNATIONAL, INC.



                              By:   /s/  Kenneth L. Nibling
                                    -------------------------------------------
                              Name:      Kenneth L. Nibling
                              Title:     V.P. H.R. and Administration

                             FIRST AMENDMENT TO THE
                             ----------------------
                      TUBOSCOPE VETCO INTERNATIONAL, INC.
                      -----------------------------------
                          401(k) THRIFT SAVINGS PLAN,
                          ---------------------------
               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1993
               -------------------------------------------------



     Having reserved the right under Section 15.2 of the Tuboscope Vetco International, Inc. 401(k) Thrift Savings Plan, as Amended and Restated Effective January 1, 1993 (the "Plan"), the Plan is hereby amended to add
Section 6.7 effective January 1, 1996 as follows:


          "6.7  Further Limitations on Company Contributions.  Any Company
                --------------------------------------------
     Contributions generated by a Participant's excess deferrals or excess contributions under Section 6.5 shall be forfeited by such Participant and allocated pursuant to the provisions of Section 6.4."


     IN WITNESS WHEREOF, Tuboscope Vetco International, Inc. has executed this Amendment effective as provided herein on this 16th day of February, 1996.


                              TUBOSCOPE VETCO INTERNATIONAL, INC.


                              By:   [Signature]
                                    ---------------------------------
                              Name:
                              Title:

                              Date:

                            SECOND AMENDMENT TO THE
                   TUBOSCOPE, INC. 401(k) THRIFT SAVINGS PLAN
                         (EFFECTIVE AS OF JUNE 1, 1992)
        [TUBOSCOPE VETCO INTERNATIONAL, INC. 401(k) THRIFT SAVINGS PLAN
                      RESTATEMENT EFFECTIVE: MAY 13, 1988]
                      ------------------------------------



     Having reserved the right in Section 15.2 to amend the Tuboscope, Inc. 401(k) Thrift Savings Plan (Effective as of June 1, 1992) [Tuboscope Vetco International, Inc. 401(k) Thrift Savings Plan, Restatement Effective: May 13, 1988] (the "Plan"), Tuboscope Vetco International, Inc. does hereby amend the Plan as follows:

     1. Effective August 20, 1996, Section 3.4 of the Plan shall be amended in its entirety to read as follows:

     "Section 3.4 - WITHDRAWALS FROM DEFERRED COMPENSATION ACCOUNTS
      -----------   -----------------------------------------------

          A Participant may make a withdrawal from his Deferred Compensation Account in the event of:

          (a) As may be permitted by the Administrative Committee, within its sole discretion which shall be exercised without discrimination in favor of Highly Compensated Employees, a deferral in excess of the limitation of
     Section 3.1(b) of the Plan, to the extent allowed by Code Section 402(g)(2)(A)(ii);

          (b) As may be permitted by the Administrative Committee, within its sole discretion which shall be exercised without discrimination in favor of Highly Compensated Employees, a deferral in excess of the limitation of
     Section 6.5 of the Plan, to the extent allowed by Code Section 401(k)(8);

          (c) As may be permitted by the Administrative Committee, within its sole discretion which shall be exercised without discrimination in favor of Highly Compensated Employees, the circumstances specified in Code Section 401(k)(2)(B)(i)(II) in accordance with 401(k)(10);

          (d) On or after the Participant's attainment of age 59-1/2, as provided in Code Section 401(k)(2)(B)(i)(III); or

          (e) Effective as of June 1, 1990, the Participant's attainment of age 62; an eligible Participant electing to withdraw contributions from his Deferred Compensation Account under this subsection (e) may authorize the withdrawal of such amounts in 10% increments once per calendar quarter."


     IN WITNESS WHEREOF, Tuboscope Vetco International, Inc. has executed this Second Amendment effective as provided herein on this 25th day of October, 1996.


                              TUBOSCOPE VETCO INTERNATIONAL, INC.


                              By:     /s/ J. F. Maroney III
                                      ---------------------
                              Name:   J. F. Maroney III
                              Title:  Vice President

                            THIRD AMENDMENT TO THE
        TUBOSCOPE VETCO INTERNATIONAL, INC. 401(K) THRIFT SAVINGS PLAN


     Having reserved the right in Section 15.2 to amend the Tuboscope Vetco International, Inc. 401(k) Thrift Savings Plan (the "Plan"), Tuboscope Vetco International, Inc. does hereby amend the Plan in order to implement the merger of the following tax-qualified plans into the Plan:

          Hydra-Rig Inc./Drexel Oilfield Services, Inc. 401(k) Profit Sharing Plan and Trust ("Hydra-Rig Plan");

          Vetco Pipeline Services, Inc. 401(k) Retirement/Savings Plan ("Pipeline Plan"); and

          Gauthier Brothers Rentals, Inc. 401(k) Profit Sharing Plan ("Gauthier Plan").

     Together, each of these foregoing plans shall be referred to as the "Merged Plans".

     1. Effective as of January 1, 1997, the Merged Plans shall be frozen, with no future benefit accruals, contributions, participation or eligibility thereafter, and effective as of that date, the Merged Plans shall, to the extent such plans are tax-qualified as of that date, be merged into and become a part of the Plan.

     2. As soon as is administratively feasible, all assets of the Merged Plans shall be transferred to and become a part of the Plan, and immediately thereafter, the accrued benefits of each participant thereunder shall be at least equal to the benefit such person would have been entitled to receive under the respective Merged Plans if such plan were terminated immediately before the transfer of assets.

     3. Effective as of January 1, 1997, individuals who previously participated under the Merged Plans shall continue to participate under the Plan in accordance with the terms of the Plan, and shall receive credit for all prior service with the respective sponsor of the Merged Plan.

     4. All "protected benefits" as described under Internal Revenue Code (S) 411(d)(6) as they relate to the Merged Plans shall be preserved and protected in the merger of the Merged Plans into the Plan, and to the extent any provision in the Plan is inconsistent with this, such Plan provision shall be disregarded to the extent necessary to satisfy the applicable requirements of IRC (S) 411(d)(6).

     5. The transfer of assets from the Merged Plans shall include the transfer of any outstanding loan balances attributable to participants thereunder and the Trustee of the Plan shall administer such transferred loans in accordance with the procedures established by the Administrative Committee but subject to the terms and conditions of the loan agreements under which such loans were made.

     6. With respect to all assets which are transferred from the Merged Plans to the Plan, affected Participants shall direct the investment of such assets upon the transfer into the Plan; provided, however, that in the event a Participant fails to direct the investment of such transferred assets, such amounts shall, by default, be invested as set out in the Plan's investment default provisions.

     7. Effective as January 1, 1997, the applicable distribution of benefits provisions of the respective Merged Plans as such provisions relate to forms of distribution, election provisions and timing of distributions, shall apply to all accrued benefits under the Plan.

     IN WITNESS WHEREOF, Tuboscope Vetco International, Inc. has executed this Third Amendment on this 31st day of December, 1996.

                         TUBOSCOPE VETCO INTERNATIONAL, INC.


                         By:      /s/ J. F. Maroney
                                  -----------------
                         Name:    J.F. Maroney
                         Title:   Vice President


     This amendment may be implemented by Attachments hereto.

                            FOURTH AMENDMENT TO THE
                       TUBOSCOPE VETCO INTERNATIONAL INC.
                    401(k) THRIFT SAVINGS PLAN [RESTATEMENT
                          EFFECTIVE: JANUARY 1, 1993]


     Tuboscope Vetco International Inc. does hereby amend the Plan as follows:

     1. Section 1.9 shall be amended effective as of January 1, 1997 by adding the following sentence at the end thereto:

          "To the extent any Code Section is amended such that a reference in the Plan to a particular Code Section is outdated, such revised Code Section shall be deemed to apply to the Plan in lieu of such outdated provision."


     2. Effective as of January 1, 1998, Section 3.1 shall be deleted and the following substituted in its place:

          "3.1  Deferral of Compensation: Each Participant may elect, in
                ------------------------
          accordance with the

Rules of the Plan, to defer on a pre-tax basis the lesser of:

               (a) any whole number percentage, which is not less than 1% of his Compensation for each pay day in such Plan Year; and

               (b) the excess of $10,000.00 (adjusted for increases in the cost-of-living as described in the applicable provisions of the Code) over any amounts described in Code Section 402(g)(3) and not deferred hereunder."

     3. Effective as of January 1, 1998, a new Section 3.6 shall be added to the Plan as follows:

          "3.6  Maximum Annual Deferrals/Voluntary Personal Contributions.
                ---------------------------------------------------------

          Notwithstanding any of the provisions of Section 3.1, 4.1 or any other provision of the Plan to the contrary, in no event shall the aggregate amount of a Participant's deferral contributions and his Voluntary Personal Contributions exceed 20% of his Compensation for each Pay Day in such Plan Year."


     4. Effective as of January 1, 1998, Section 4.1A shall be deleted and the following substituted in its place:

          "4.1  Voluntary Personal Contributions.
                --------------------------------

               A. Each Participant may elect, in accordance with the Rules of the Plan, to contribute any whole number percentage which is not less than 1% of his Compensation on an after-tax basis to his Personal Contributions Account for each Pay Day.
                    However:

                    (i) his aggregate contributions (net of withdrawals) shall not exceed 20% of his Compensation received by him while an active Participant during all periods of participation; and

                    (ii) he shall not knowingly contribute an amount which would make his Annual Addition for the Plan Year in question exceed the limitations of Section 16.4."

     5. Effective as of August 1, 1997, Section 5.1(B) shall be amended in its entirety to read as follows:

          "Subject to Section 16.4 for each Payday, the Company shall contribute to the Plan for each Participant who elected to defer Compensation under
     Section 3.1 or 3.3 or who elected to contribute under Section 4.1 or 4.2 to such Participant's Company Contributions Account an amount which is equal to the lesser of:
            ------

          (i)   1/2 of his Deferred Compensation for each Payday under Section
          3.1 or 3.3 and 1/2 of his voluntary contributions for each Payday under Section 4.1 or 4.2; or

          (ii)  3% of his Compensation for such Payday.

          In addition to the foregoing, effective as of January 1, 1998, the Company may, in its sole discretion, contribute to the Plan for each Participant who elected to defer

     Compensation under Section 3.1 or 3.3 or who elected to contribute under
     Section 4.1 or 4.2, an additional amount to his Company Contributions Account which is equal to the lesser of:
                                   ------
          (i) 1/2 of his Deferred Compensation under Article III and 1/2 of his voluntary contributions under Article IV; or

          (ii)  1% of his Compensation for the Plan Year.

          From and after January 1, 1994, the contributions by the Company to a Participant's Company Contributions Account shall be made in the form of "Common Stock" in accordance with Section 5.1(B). Common Stock shall mean the common stock of Tuboscope Inc. The Plan may acquire and hold the Common Stock in accordance with Section 407 of ERISA."

     6    Subject to guidance issued by the IRS, the second sentence of Section
10.3B shall be amended effective as of January 1, 1997 as follows:

          "Notwithstanding the above provision to the contrary, a Participant may elect to defer the distribution otherwise payable hereunder until the April 1 following the calendar year in which the Participant attains age 70-1/2."

     7. Subject to guidance issued by the IRS, effective as of January 1, 1997, a new Section 10.3C shall be added to the Plan:

          "Upon attainment of age 70-1/2, a Participant who has not incurred a Separation from the Service may elect to receive a Plan distribution in accordance with Section 10.3A at anytime thereafter or until such Participant incurs a Separation from the Service, at which time such Participant's Accounts shall become payable hereunder."


     8. Effective as of January 1, 1997, the first sentence of Section 14.13 shall be amended by adding immediately after the phrase "Deferred Compensation Account" the following:  "and Rollover Account".

     9.   Effective as of January 1, 1997, the rollover provisions of Section
14.15 shall be amended to reflect changes in the tax laws as follows:

          (i) Section 14.15(B)(ii) shall be amended by deleting reference to Code Section 402(a)(5) and substituting in its place Code
                Section 402(c)(8)(A);

          (ii) Section 14.15(B)(ii)(b) shall be amended by deleting the phrase "of a qualified total distribution (as defined in Code Section 402(a)(5)(E)(i)"; and

          (iii) Section 14.15(C)(iii) shall be deleted.

     10. Effective January 1, 1997, Article XVI shall be amended by adding a new Section 16.9 as follows:

          "16.9  Hydra-Rig/Vetco Pipeline Services/Gauthier Brothers Rentals:
                 -----------------------------------------------------------

          With respect to any Participant whose accrued benefit includes any assets transferred into the Plan from the Hydra-Rig, Inc. / Drexel Oilfield Services, Inc. 401(k) Profit Sharing Plan and Trust, the Vetco Pipeline Services, Inc. 401(k) Retirement Savings Plan or the Gauthier Brothers Rentals, Inc. 401(k) Profit Sharing Plan, the portion of such accrued benefit which constitutes a "protected benefit" under Code Section 411(d)(6) shall remain subject to the applicable provisions of such transferee plan, which provisions shall, for these purposes, be incorporated herein."

     11. Effective as of date the entity (or the assets of entity) were acquired by Tuboscope, Article XVI shall be amended by adding a new Section
16.10 as follows:

          "16.10    Gator Hawk, Inc., South-West Centerfuge Services, Inc.,
                    -------------------------------------------------------
     Tulsa Equipment Manufacturing Company and WMCO Equipment, Inc.:
     -------------------------------------------------------------

          With respect to any Participant who, immediately prior to becoming an Employee, was an employee of Gator Hawk, Inc., South-West Centerfuge Services, Inc., Tulsa Equipment

Manufacturing Company or WMCO Equipment, Inc., all years of service with such prior employer shall be counted for purposes of vesting under the terms of this Plan."

     12. Effective January 1, 1997, Section 17.4 shall be amended in its entirety to read as follows:

          "17.4 Change of Investment Directions:
                -------------------------------

          Each Participant may in the manner prescribed by and subject to any restrictions or conditions which may be established by the Administrative Committee, direct that the investment of his contributions and/or existing amounts in his Accounts be changed from one authorized option to another option available under Section 17.2; provided however, that contributions allocated to a GIC Fund may not be transferred directly to a government securities fund, if available. Contributions and other amounts allocated to the Executive GIC Fund may not be transferred out of such Investment Fund."

     IN WITNESS WHEREOF, Tuboscope Vetco International Inc. has executed this Fourth Amendment effective as provided herein.

                              TUBOSCOPE VETCO INTERNATIONAL INC.



                              By:    /s/ J. F. Maroney III
                                     ---------------------
                              Name:  J. F. Maroney III
                              Title: Vice President and Secretary
                              Date:  2/19/98